UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

“Amendment No. 1”

_______________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2021

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ZOMEDICA CORP.
(Exact name of registrant as specified in its charter)

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Alberta, Canada	001-38298	N/A
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 Phoenix Drive, Suite 125

Ann Arbor, Michigan 48108

(Address of Principal Executive Offices) (Zip Code)

(734) 369-2555

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	ZOM	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (“Form 8-K/A”) amends the Current Report on Form 8-K filed by Zomedica Corp (the “Company”) with the Securities and Exchange Commission (“SEC”) on October 1, 2021 (“October Form 8-K”). The October Form 8-K reported the completion of the Company’s acquisition of Branford PVT Mid-Hold, LLC, a Delaware corporation (“the Seller”), pursuant to which Zomedica Inc. acquired 100% of the capital stock of Branford PVT Acquiror, Inc., a Delaware corporation (“Branford PVT” or “BPA”). Branford PVT is a holding company whose direct and indirect wholly-owned subsidiaries (collectively with BPA, the “Target”) include Georgia, United States-based Pulse Veterinary Technologies, LLC, which, together with its consolidated subsidiaries, is a leading provider of non-invasive shock wave therapy treatment devices to the veterinary industry (the “Acquisition”).

As permitted under Item 9.01 of SEC Form 8-K, this Form 8-K/A amends and supplements the October Form 8-K solely to provide the historical financial statements and the pro forma financial information required under Item 9.01 of SEC Form 8-K within 71 calendar days after the date on which the October Form 8-K was required to be filed.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired

Audited consolidated financial statements of Branford PVT Acquiror, Inc. and Subsidiaries, as of September 30, 2021 and December 31, 2020 and for the nine months ended September 30, 2021 and year ended December 31, 2020, including the independent auditor’s report thereon and the notes related thereto, are filed as Exhibit 99.1 to this Amendment No. 1 and are incorporated herein by reference into this Form 8-K/A.

(b) Pro forma financial information

The unaudited pro forma combined financial statements of the Company as of September 30, 2021 and for the year ended December 31, 2020 and the nine months ended September 30, 2021, and accompanying notes, giving effect to the acquisition, are attached hereto as Exhibit 99.2 and are incorporated by reference into this Form 8-K/A.

(d)

Exhibit No.	Description

23.1	Consent of RSM US LLP
99.1

Audited consolidated financial statements of Branford PVT Acquiror, Inc and Subsidiaries as of September 30, 2021 and December 31, 2020 and for the nine months ended September 30, 2021 and for the year ended December 31, 2020, including the independent auditor’s report thereon, and the notes related thereto.

99.2	Unaudited pro forma combined financial statements and the notes related thereto
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOMEDICA CORP.
Date: December 10, 2021	By:	/s/ Ann Marie Cotter
Ann Marie Cotter
Chief Financial Officer

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EXHIBIT INDEX

(d)

Exhibit No.	Description

23.1	Consent of RSM US LLP
99.1

Audited consolidated financial statements of Branford PVT Acquiror, Inc and Subsidiaries as of September 30, 2021 and December 31, 2020 and for the nine months ended September 30, 2021 and for the year ended December 31, 2020, including the independent auditor’s report thereon, and the notes related thereto.

99.2	Unaudited pro forma combined financial statements and the notes related thereto
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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